UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 26, 2006
                                                --------------------------------

                              GSAMP Trust 2006-HE3
                   -------------------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
              ----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)



        Delaware                    333-132809-09                13-3387389
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation               File Number              Identification No.
     of depositor)                of issuing entity)           of depositor)

85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)           (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 26, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance by GSAMP 2006-HE3 (the "Trust") of the GSAMP Trust 2006-HE3 Mortgage Pass-Through Certificates, Series 2006-HE3 (the "Certificates"). Attached as an exhibit are certain mortgage loan characteristics related to the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c) Exhibits

Exhibit 10.14 Certain tables showing the characteristics of the mortgage loans acquired by GSAMP 2006-HE3.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 7, 2006                      GS MORTGAGE SECURITIES CORP.




                                          By:  /s/ Michelle Gill
                                               ---------------------------------
                                           Name:   Michelle Gill
                                           Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------
    10.14                       Certain tables showing the              (E)
                                characteristics of the
                                mortgage loans acquired
                                by GSAMP 2006-HE3.